SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A#2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 1996
(September 19, 1996)

    HENG FAI CHINA INDUSTRIES, INC.
   (Exact name of Registrant as specified in charter)

        Delaware                       0-7619                   93-063633
(State or other jurisdic-           (Commission              (IRS Employer
 tion of incorporation)             File Number)           Identification No.)

 650 West Georgia Street, Vancouver, British Columbia, Canada     V6B 4N8
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (604) 685-8318

--------------------------------------------------------------------------------
(Former Address)                            (Zip Code)


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Item 2.  Acquisition or Disposition of Asset


     As of September 4, 1996, Heng Fai China Industries, Inc. (the "Registrant" or the "Company"), entered into an agreement, a copy of which is annexed as exhibits to this Report (the "Original Agreement"), with Monkey King Group (the "Seller") pursuant to which Worldwide Container Company Ltd. ("Worldwide"), a wholly owned subsidiary of the Company, acquired from the Seller a 70% interest in Wuhan Container Co., Ltd. ("Wuhan") in exchange for 727,272 shares of the Company's restricted common stock (the "Shares"). On December 5, 1996, the parties entered into an amendment to the Original Agreement, a copy of which is annexed to this report as Exhibit D (the "Amended Agreement"). Based upon negotiations between the Company's President and the Seller the Shares were valued at a per share price of $5.50. Pursuant to the terms of the Original Agreement the Shares were to be held in escrow by an escrow agent in Singapore ^ until Worldwide received cumulative profits, contributions and/or dividends aggregating a minimum of $4,000,000 from the operations of Wuhan. During the escrow period the Shares were not available for sale by the Seller. In accordance with the Amended Agreement, the escrow provisions were deleted and the sale of Shares by the Seller will not be subject to any conditions. Wuhan is a People's Republic of China state company which was formed to engage in the design, manufacture, lease and repair of standard and non-standard containers and related steel structure products. Wuhan commenced trial production of its containers in the Spring of 1996.

     The closing of the Agreement was conditioned upon the approval of the Board of Directors of the Company as well as the Company's satisfactory completion of a due diligence review of Wuhan. On September 19, 1996 the Company's Board approved the Agreement, completed its due diligence review of Wuhan and directed the issuance of the Shares to Hubei Monkey King Investment & Development
Corporation ("HMK"). Pursuant to the Agreement the transaction will be deemed closed upon delivery of the Shares to the Seller.


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     The  assets  acquired  by the  Company  through  the  acquisition  of a 70%
interest  in  Wuhan  consisted  of  assembly  lines,   plant  and  manufacturing
production equipment, power generators and related equipment. Wuhan presently owns its manufacturing plant which is located in the City of Wuhan on the banks of the Yangtze River and Hanshui River. The facility consists of approximately 480,000 square feet which will Wuhan estimates has a capacity to produce 10,000
containers  on  an  annual  basis.  The  Company  believes  that   approximately
$5,000,000 in capital improvements will be required to be made to the plant in order to reach maximum capacity. The Company intends to utilize Wuhan's assets in order to engage in the full scale design, manufacture and production of container and related steel structure products.

     Neither the Company nor any of the affiliates possessed any interest in Wuhan, the Seller and/or HMK prior to the execution and/or closing of the Agreement.

Item 7.  Financial Statements and Exhibits

a) Annexed as Exhibit A are Wuhan's audited financial statements for the year ended December 31, 1995. (previously filed)

b) Annexed as Exhibit B are the Company's Pro-Forma condensed balance sheet and statement of operations and explanatory notes, giving effect to the combined accounts of the Company and Wuhan as required by the instructions to Form 8-K. (previously filed)

c) Annexed as Exhibit C is a copy of the Stock Purchase Agreement between the Company and the Monkey King Group. (previously filed)


d) Annexed as Exhibit D is a copy of the amendment to the Stock Purchase Agreement between the Company and the Monkey King Group.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 6, 1996


                                      HENG FAI CHINA INDUSTRIES, INC.
                                      (Registrant)

                                      By:s\ Robert H. Trapp
                                      -------------------------------
                                            Robert H. Trapp,
                                            Secretary, Treasurer and Director




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                                    EXHIBIT D



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THIS AGREEMENT WAS MADE as of the 30th day of November, 1996.

Between:

     Worldwide Container Co. Ltd.
     Unit B, 13th Floor, Lippo Leighton Tower,
     103-109 Leighton Road,
     Causeway Bay, Hong Kong
     (hereinafter called the "Party A")

     AND

     Heng Fai China Industries Inc. ("HFCI")
     1600-650 West Georgia Street
     Vancouver, B.C. Canada
     (hereinafter called the "Party B")

     AND

     Monkey King Group
     344, Yi Ling Road
     Yichang, Hubei,
     People's Republic of China
     (hereinafter called the "Party C")

Further to the agreement ("the original agreement") dated 4th September, 1996 made amongst Party A, Party B & Party C in relation to the transfer of the 70% interest of Wuhan Container Co. Ltd. ("WCCL"), the three parties considered the cancellation of the escrow agent as requested by Party C. This supplementary agreement was entered into between Party A, Party B and Party C after negotiation to amend Clauses 6, 7, 8 & 9 of the original agreement as follows:

Original Clause 6:  "The  vendor  jointly  authorizes  the Buyer to deliver  the
                    727,272 shares of HCFI Treasury Stocks as consideration shares in the name of the Escrow Agent. Upon the execution for this Agreement the Buyer will deliver in the Escrow Agent's name the HFCI Shares to the Escrow Agent and the Issuer will properly register the Escrow Agent's name in the Issuer's shareholders' register."


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It is amended to:   "Party A will deliver  727,272  shares of HCFI common stocks registered in the name of Hubei Monkey King Investment & Development Corporation ("HMK") to HMK and Party B will register these shares in its Register of Shareholders."

Original Clause 7   "The Vendor  agrees to register the 70% interest of the WCCL in the name of the Buyer upon  effected  payment of the HFCI
                    Shares to the Escrow Agent.

It is amended to:   "Party C agrees to  procure  HMK to  properly  transfer  and register the 70% interest of WCCL in the name of Party A before 31st December, 1996 upon effected delivery of HFCI
                    Shares to HMK.

Original Clause 8   "The Escrow Agent agrees to facilitate  the policing of this
                    Agreement so that all parties to this agreement will undertake the terms and conditions of this agreement."

This Clause is cancelled.

Original Clause 9   "The Vendor  agrees to keep the  727,272  HFCI Shares in the
                    Escrow Agent as performance shares. The Vendor further agrees only to sell the HFCI Shares upon meeting the following criteria:

                    a. A total profit contribution to Worldwide Container Co, Ltd. of 100% US$4,000,000 in the form of cash dividend payments deposited in the designated bank accounts operated by Worldwide Container Co. Ltd. in the United States or in Hong Kong;

                    b. The profit contribution can be accumulative but must be totaled up to US$4,000,000 before release of share for sales in the over counter markets;"

This Clause is cancelled.

Except for the aforesaid amendments, all other clauses of the original agreement remain unchanged.



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SIGNED, SEALED AND DELIVERED BY
Worldwide Container Co. Ltd.
in the presence of:

[ILLEGIBLE]
-------------------------------
Signature

Date:    30th November, 1996
Address: Unit B, 13th Floor
         Lippo Leigton Tower
         103-109 Leighton Road
         Causeway Bay, Hong Kong

SIGNED, SEALED AND DELIVERED BY
Heng Fai China Industries Inc.
in the presence of

/s/ Fai H. Chan
-------------------------------
Signature

Date:    30th November, 1996
Address: 1600-650 West Georgia Street
         Vancouver, B.C. Canada

SIGNED, SEALED AND DELIVERED BY
Monkey King Group
in the presence of:

[ILLEGIBLE]
-------------------------------
Signature

Date:    30th November, 1996
Address: 344, Yi Ling Road,
         Yichang, Hubei,
         People's Republic of China